99.2

Frontier Income and Growth, LLC and Subsidiary

Consolidated Financial Statements

and

Independent Auditors’ Report

For the Years Ended December 31, 2011 and 2010

CONTENTS

INDEPENDENT AUDITORS’ REPORT	1

CONSOLIDATED BALANCE SHEETS	2-3

CONSOLIDATED STATEMENTS OF OPERATIONS	4

CONSOLIDATED STATEMENTS OF MEMBERS’ CAPITAL	5

CONSOLIDATED STATEMENTS OF CASH FLOWS	6-7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	8-14

Your Vision Our Focus

Independent Auditors’ Report

Manager and Members of

Frontier Income and Growth, LLC and Subsidiary Dallas,

Texas

We have audited the accompanying consolidated balance sheets of Frontier Income and Growth, LLC and Subsidiary (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, members’ capital and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Frontier Income and Growth, LLC and Subsidiary at December 31, 2011 and 2010, and the results of their consolidated operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Certified Public Accountants

February 24, 2012

Turner, Stone & Company, L.L.P.

Accountants and Consultants

12700 Park Central Drive, Suite 1400

Dallas, Texas 75255

Telephone: 972-239-1660/Facsimile: 972-239-1665

Toll Free: 877-833-4195

Web site: turnerstone.com

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2011 AND 2010

Assets

	2011	2010
Current assets:
Cash	$1,291,505	$99,132
Accounts receivable	1,278,777	549,618
Prepaid expenses, primarily insurance and fuel	103,755	49,220
Deferred interest on equipment notes payable, current portion	64,414	95,606

Total current assets	2,738,451	793,576

Property and equipment, at cost:
Land	574,053	265,597
Buildings	33,160
Trucks and equipment	2,380,428	2,331,824
Disposal wells	3,610,701	1,801,900

	6,598,342	4,399,321
Less: accumulated depreciation	(1,190,516)	(379,724)

Net property and equipment	5,407,826	4,019,597

Other assets:
Utility deposit	16,100	16,100
Deferred loan fees net of accumulated amortization of $12,240	17,135
Deferred interest on equipment notes payable, net of current portion	128,827	162,049
Advances to affiliates (Note 5)	98,569	3,728

Total other assets	260,631	181,877

	$8,406,908	$4,995,050

The accompanying notes are an integral part of these consolidated financial statements.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2011 AND 2010

Liabilities and Members’ Capital

	2011	2010
Current liabilities:
Current portion of equipment notes payable	$302,781	$302,781
Accounts payable and accrued expenses	692,815	282,163

Total current liabilities	995,596	584,944

Commitments and contingencies (Note 4)

Long-term debt
Equipment notes payable, net of current portion	992,779	1,282,856
Notes payable	1,344,000

Total long-term debt	2,336,779	1,282,856

Members’ capital	5,074,533	3,127,250

	$8,406,908	$4,995,050

The accompanying notes are an integral part of these consolidated financial statements.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Revenues	$6,132,477	$2,581,020

Cost of revenues:
Labor	2,583,631	912,106
Other costs	2,790,451	1,366,722
Depreciation	845,116	407,489

Total cost of revenues	6,219,198	2,686,317

Gross loss	(86,721)	(105,297)

Operating expenses:
Salaries and wages	78,010	68,979
General and administrative	348,763	101,728
Professional fees	208,836	263,810
Insurance	391,530	201,492
Depreciation and amortization	13,277

Total operating expenses	1,040,416	636,009

Loss from operations	(1,127,137)	(741,306)

Other expenses:
Interest	109,570	35,454
Loss on disposal of property and equipment	54,909	62,324

Total other expenses	164,479	97,778

Loss before state franchise tax provision	(1,291,616)	(839,084)
State franchise tax provision	38,101	10,000

Net loss	$(1,329,717)	$(849,084)

The accompanying notes are an integral part of these consolidated financial statements.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF MEMBERS’ CAPITAL

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

Members’ capital at December 31, 2009	$1,151,000
Contributions	3,686,000
Commissions and offering costs (Note 1 and 5)	(796,866)
Distributions	(63,800)
Net loss	(849,084)

Members’ capital at December 31, 2010	3,127,250
Contributions	3,375,000
Commissions and offering costs (Note 1 and 5)	(98,000)
Net loss	(1,329,717)

Members’ capital at December 31, 2011	$5,074,533

The accompanying notes are an integral part of these consolidated financial statements.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Cash flows from operating activities:
Net loss	$(1,329,717)	$(849,084)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	858,393	407,489
Loss on disposal of property and equipment	54,909	62,324
Amortization of deferred interest	64,414	10,498
Allocated expenses from affiliates	49,764
Changes in operating assets and liabilities:
Accounts receivable	(729,159)	(549,618)
Prepaid expenses, primarily insurance and fuel	(54,535)	(31,681)
Utility deposit	—	(16,100)
Accounts payable and accrued expenses	410,652	282,163

Net cash used in operating activities	(675,279)	(684,009)

Cash flows from investing activities:
Repayment of advances to affiliate		180,094
Proceeds from sale of property and equipment	46,000	87,407
Purchase of property and equipment	(1,035,291)	(264,356)
Acquisition of subsidiary		(2,000,000)
Advances to affiliate	(144,605)	(183,822)

Net cash used in investing activities	(1,133,896)	(2,180,677)

Cash flows from financing activities:
Members’ contributions	3,375,000	3,686,000
Proceeds from notes payable	170,625
Distributions to members		(63,800)
Payment of promissory note		(1,000,000)
Payments on notes payable	(156,000)
Payments on equipment notes payable	(290,077)	(12,516)
Commissions and offering costs	(98,000)	(796,866)

Net cash provided by financing activities	3,001,548	1,812,818

Net change in cash	1,192,373	(1,051,868)
Cash at beginning of year	99,132	1,151,000

Cash at end of year	$1,291,505	$99,132

The accompanying notes are an integral part of these consolidated financial statements.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

Supplemental Cash Flow Disclosures
Interest paid	$38,408		$17,301

Supplemental Disclosures of Non-Cash Investing and Financing Activities
Notes payable issued for purchase of property and equipment	$1,300,000		—

Equipment notes payable issued for purchase of property and equipment			$1,330,000

Promissory note issued for acquisition of subsidiary			$1,000,000

Deferred interest included in principal balance of equipment notes payable			$257,655

Deferred loan fees included in principal balance of notes payable	$29,375		$—

Repayment of advances to affiliates through expenses charged by affiliates to the Company	$49,764		$—

Membership interests issued to TBX in exchange for an unsecured receivable (Note 5)	$390,000	$

Assets acquired from acquisition of subsidiary:
Prepaid expenses			$17,539

Property and equipment			$2,982,461

The accompanying notes are an integral part of these consolidated financial statements.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and business

Frontier Income and Growth, LLC, a Texas limited liability company (the Company), was organized to engage in the oil field services industry, including the transportation and disposal of salt water and other oil field fluids primarily in the Haynesville Shale in East Texas. The Company’s customer base includes national, integrated, and independent oil and gas exploration companies. The Company was organized in January 2009 and is headquartered in Dallas, Texas. The Company is managed by Frontier Asset Management, LLC (Note 5).

The Company purchased the outstanding membership interests of Trinity Disposal & Trucking, LLC (Trinity) effective March 1, 2010 (the Effective Date) for total consideration of $3,000,000 (the Purchase Price). The Purchase Price was paid through the issuance of a $1,000,000 promissory note and a $2,000,000 cash payment. The promissory note was paid during the year ended December 31, 2010. Trinity is in the business of transporting and disposing of salt water and other oil field fluids for operators of oil and gas leases. At the date of acquisition, Trinity owned five disposal wells in Harrison County, Texas, two permitted disposal wells in Panola County, Texas and nineteen trucks and fifteen trailers.

The Company’s purchase of Trinity has been accounted for as a business combination in accordance with Accounting Standards Codification (ASC) Topic 805, Business Combinations. The Company was deemed to be the acquirer and Trinity was deemed to be the acquiree. In accordance with ASC Topic 805, the assets of Trinity were recorded at cost, which the Company believes approximates fair value, and the results of operations and cash flows are reflected in the accompanying consolidated financial statements subsequent to the Effective Date.

During the year ended December 31, 2011, the Company accepted a subscription agreement from TBX Resources, Inc. (TBX) to purchase a 51% interest in the Company. Through February 24, 2012, TBX has contributed $2,610,000 in cash and $390,000 in the form of an unsecured receivable in exchange for a 35% interest in the Company (Note 5).

Principles of consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Trinity. All significant intercompany transactions, accounts and balances have been eliminated in consolidation.

Management estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Reclassifications

Certain reclassifications have been made to the 2010 financial statements to conform to the 2011 consolidated financial statement presentation. The effect of the reclassifications was to include advances from affiliates as a non-current asset, depreciation expense as a component of ‘cost of revenues’, to include fuel surcharges as a reduction of ‘other costs’ on the accompanying statements of operations and to include payroll processing fees as a component of ‘salaries and wages’ on the accompanying consolidated statements of operations.

Cash

For purposes of the consolidated statements of cash flows, cash includes demand deposits, time deposits, certificates of deposit and short-term liquid investments with original maturities of three months or less when purchased. The Company maintains deposits in two financial institutions. The Federal Deposit Insurance Corporation provides coverage for interest bearing accounts of up to $250,000 and unlimited coverage for non-interest bearing transaction accounts through December 31, 2012. At December 31, 2011 and 2010, none of the Company’s cash was in excess of federally insured limits.

Accounts receivable

The Company performs periodic credit evaluations of its customers’ financial condition and extends credit to virtually all of its customers on an uncollateralized basis. Credit losses to date have been insignificant and within management’s expectations. The Company provides an allowance for doubtful accounts that is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal accounts receivable are due 30 days after the issuance of the invoice. Receivables past due more than 60 days are considered delinquent. Delinquent receivables are evaluated for collectability based on individual credit evaluation and specific circumstances of the customer. At December 31, 2011 and 2010, the Company had not identified any significant customer balances which it believes are uncollectible.

Property and equipment

The Company’s property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets for financial reporting purposes. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are charged or credited to income in the respective period. The estimated useful lives are as follows:

Asset Description	Estimated Useful Life
Trucks and equipment	3-5 years
Disposal wells	3-5 years
Buildings	7-10 years

During the years ended December 31, 2011 and 2010, the Company disposed of property and equipment with a cost of $136,270 and $177,496, respectively, and accumulated depreciation of $35,361 and $27,765, respectively. The Company received total cash proceeds of $46,000 and $87,407, respectively, and recognized a loss of $54,909 and $62,324, respectively, in the accompanying consolidated statements of operations.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Commissions and offering costs

In connection with the Company’s capital raising activities during the years ended December 31, 2011 and 2010, the Company incurred $98,000 and $796,866, respectively, in commissions paid to brokers and other offering costs. These costs have been accounted for as a reduction of members’ capital in the accompanying consolidated financial statements. A portion of these costs were paid to related parties (Note 5).

Revenue recognition

The Company recognizes revenues when services are rendered, field tickets are signed and received, and when payment is determinable and reasonably assured. The Company extends unsecured credit to its customers for amounts invoiced.

Income taxes

The Company is organized as a limited liability company under the provisions of the Internal Revenue Code of 1986 as amended. Accordingly, the consolidated financial statements do not include a provision for income taxes because the Company does not incur income tax liabilities. Instead, its earnings and losses are included in the Members’ income tax returns and are taxed based on the respective Member’s income tax rate.

The Company is subject to the Texas Franchise Tax. At December 31, 2011 and 2010, the Company has recorded a liability of $33,000 and $10,000, respectively, which is included in ‘accounts payable and accrued expenses’ on the accompanying consolidated balance sheets.

Fair value measurements

ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles, and requires certain disclosures about fair value measurements. In general, fair values of financial instruments are based upon quoted market prices, where available. If such quoted market prices are not available, fair value is based upon internally developed models that primarily use, as inputs, observable market-based parameters. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments may include amounts to reflect counterparty credit quality and the customer’s creditworthiness, among other things, as well as unobservable parameters. Any such valuation adjustments are applied consistently over time.

Fair value of financial instruments

In accordance with the reporting requirements of ASC Topic 825, Financial Instruments, the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this standard and includes this additional information in the notes to the consolidated financial statements when the fair value is different than the carrying value of those financial instruments The estimated fair value of cash, accounts receivable and accounts payable and accrued expenses approximate their carrying amounts due to the short maturity of these instruments. The carrying value of the Company’s long-term debt also approximates fair value since these instruments bear a market rate of interest. None of these instruments are held for trading purposes.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Long-lived assets

The Company periodically reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be realizable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. At December 31, 2011 and 2010, the Company had not identified any such impairment.

Asset retirement obligations

ASC Topic 410, Asset Retirement and Environmental Obligations, requires companies to recognize a liability for an asset retirement obligation (ARO) at fair value in the period in which the obligation is incurred, if a reasonable estimate of fair value can be made. This obligation relates to the future costs of plugging and abandoning the Company’s salt water disposal wells, the removal of equipment and facilities, and returning such land to its original condition.

The Company has not recorded an ARO for the future estimated reclamation costs associated with the operation of the Company’s six salt water disposal wells. The Company is not able to determine the estimated life of its wells and is unable to determine a reasonable estimate of the fair value associated with this liability. The Company believes that any such liability would not be material to the consolidated financial statements taken as a whole.

Recent accounting pronouncements

During the year ended December 31, 2011 and through February 24, 2012, there were several new accounting pronouncements issued by the Financial Accounting Standards Board, the most recent of which was Accounting Standards Update 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. Each of these pronouncements, as applicable, has been or will be adopted by the Company. Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company’s consolidated financial statements.

Subsequent events

In preparing the consolidated financial statements, the Company has reviewed, as determined necessary by the Company’s management, events that have occurred after December 31, 2011, up until the issuance of the consolidated financial statements, which occurred on February 24, 2012.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. SIGNIFICANT CONCENTRATIONS

Significant customers

At December 31, 2011 and 2010 and for each of the years then ended, the Company had the following customer concentrations.

	Percentage of Revenues		Percentage of Accounts Receivable
	2011	2010	2011	2010
Customer A	17%	23%	12%	34%
Customer B	*	23%	*	10%
Customer C	10%	13%	*	14%
Customer D	29%	*	36%	*
Customer E	*	*	12%	*

* = less than 10%

3. LONG-TERM DEBT

Equipment notes payable

The Company’s equipment notes payable consist of ten installment notes for ten trucks used in the Company’s operations. At December 31, 2011, the notes have annual interest rates of 7.87% and 7.25%, require monthly minimum principal payments of $2,503 and $2,544, and mature during December 2014 and January 2015. The Company’s notes payable are collateralized by the truck purchased with the respective note payable.

The equipment notes payable included a deferred interest component of $257,655 which was added to the principal balance of the notes by the lender. The deferred interest is being amortized on a straight-line basis over the term of the notes.

Notes payable

The Company’s notes payable consists of two revolving term notes with variable interest rates equal to the prime rate plus 1% with a minimum interest rate of 5%. At December 31, 2011 the annual interest rate was 6%. The notes require monthly interest only payments. The notes are secured by all of the Company’s assets. The term notes mature on January 13, 2013, at which time the outstanding principal balance of the notes will be due. The Company is required, among other things, to maintain a current ratio of not less than 1.0, maintain a debt to adjusted tangible net worth ratio of 2.0 to 1.0 and maintain an interest coverage ratio of 3.50 to 1.0 or 1.25 to 1.0 based the Company’s quarterly borrowing base reduction calculation. The Company is currently in compliance with all covenants.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Future maturities of the Company’s long-term debt as of December 31, 2011, are as follows:

Years Ending December 31,	Amount
2012	$302,781
2013	1,646,899
2014	485,482
2015	204,398

$2,639,560

4. COMMITMENTS AND CONTINGENCIES

At the date the Company purchased Trinity (Note 1) the previous owner informed the Company’s management that two of the disposal wells were not functioning and the permitted disposal well locations had certain landowner disputes. Under the terms of the Amended Purchase Agreement, at the option of the Company, the previous owner is to provide either a proportionate reduction of the promissory note issued in connection with the acquisition or provide similar assets to replace the assets in dispute. The Company believes that it may be possible to repair these wells, but does not have an estimate of the time within which the repairs will be completed but anticipates beginning this process during the first quarter of 2012. If the efforts to repair the wells are not successful, the Company may seek compensation from the prior owner of Trinity pursuant to the Amended Purchase Agreement. The Company may also accept other assets of equal value from the former owner. The Company issued a demand letter to the former owner during February 2011 and is currently attempting to resolve the issues with the former owner.

5. RELATED PARTY TRANSACTIONS

Frontier Asset Management

During the years ended December 31, 2011 and 2010, the Company paid $185,246 and $36,105, respectively, to Frontier Asset Management (Frontier) for reimbursed expenses related to the Company’s capital raising activities. These payments are included within ‘commissions and offering costs’ on the accompanying consolidated statements of members’ capital and ‘general and administrative’ on the accompanying consolidated statements of operations. Additionally, during the years ended December 31, 2011 and 2010 the Company paid Frontier $3,545 and $175,094, respectively, for accounting and operations management services. These costs are included within ‘professional fees’ on the accompanying consolidated statements of operations.

During the year ended December 31, 2010, the Company advanced $183,822 to Frontier and received repayments totaling $180,094. At December 31, 2010, $3,728 remained outstanding. These advances are unsecured and due on demand as funds are available. During the year ended December 31, 2011, the Company received non-cash repayments of $3,728 for expenses charged by Frontier related to the Company’s capital raising activities. These costs are included within ‘general and administrative on the accompanying consolidated statements of operations.

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Gulftex Operating

The Company paid Gulftex Operating (Gulftex) $298,618 during the year ended December 31, 2010. These payments related to reimbursed expenses for commissions and offering costs in connection with the Company’s capital raising activities. These costs are included within ‘commissions and offering costs’ on the accompanying consolidated statements of members’ capital.

Additionally, the Company paid Gulftex a total of $189,971 and $93,638 for administrative and office services during the years ended December 31, 2011 and 2010. These costs are included within ‘general and administrative’, ‘professional fees’ and ‘cost of goods sold’ on the accompanying consolidated statements of operations. During the year ended December 31, 2011, the Company advanced $9,605 to Gulftex and is included in ‘advances from affiliates’ on the accompanying consolidated balance sheets.

Gulftex charges the Company a monthly fee of $10,000 for office and administrative services. There is no formal agreement between the Company and Gulftex for this arrangement. Gulftex is owned by one of the managing directors of Frontier (Note 1).

Euro American Capital

During the year ended December 31, 2010, the Company paid commissions totaling $428,371 to Euro American Capital (EAC) in connection with the Company’s capital raising activities. These costs are included within ‘commissions and offering costs’ on the accompanying consolidated statements of members’ capital. EAC is owned by one of the managing directors of Frontier (Note 1). During the year ended December 31, 2011 the Company did not pay any commissions to EAC.

TBX Resources, Inc.

During the year ended December 31, 2011, the Company made cash advances of $135,000 and non-cash advances of $5,475 for expenses incurred by the Company on behalf of TBX Resources, Inc. (TBX). The Company received non-cash repayments of $46,036 for expenses charged by TBX for administrative and office services. These costs are included within ‘general and administrative’ and ‘professional fees’ on the accompanying statements of operations. At December 31, 2011, $88,964 was due from TBX and is included in ‘advances from affiliates’ on the accompanying consolidated balance sheets. TBX is the Company’s largest single member (Note 1) and is controlled by a managing member of the Company.

Additionally, the Company has recorded a receivable of $390,000 for membership interests in the Company which were sold to TBX which have not yet been collected through February 24, 2012. In accordance with ASC 505, Equity, this receivable has been included as a reduction of contributions in the accompanying consolidated statements of members’ capital at December 31, 2011.

Frontier Income and Growth, LLC and Subsidiary

Unaudited Consolidated Financial Statements as of

June 30, 2012 and December 31, 2011 and

For the Six Months Ended June 30, 2012 and 2011

CONTENTS

CONSOLIDATED BALANCE SHEETS	1

CONSOLIDATED STATEMENTS OF OPERATIONS	2

CONSOLIDATED STATEMENTS OF CASH FLOWS	3

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	4-10

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	June 30, 2012	Dec. 31, 2011
	(Unaudited)	(Audited)
Assets
Current assets:
Cash	$579,447	$1,291,505
Accounts receivable	1,974,932	1,278,777
Prepaid expenses, primarily insurance and fuel	41,127	103,755
Deferred interest on equipment notes payable, current portion	64,414	64,414
Deferred loan fees, net of amortization of $24,480	4,895	—

Total current assets	2,664,815	2,738,451

Property and equipment, at cost:
Land	582,953	574,053
Buildings	33,160	33,160
Trucks and equipment	2,828,430	2,380,428
Disposal wells	3,908,524	3,610,701

	7,353,067	6,598,342
Less: accumulated depreciation	(1,710,972)	(1,190,516)

Net property and equipment	5,642,095	5,407,826

Other assets:
Advances to affiliates	653,672	98,569
Deferred interest on equipment notes payable, net of current portion	96,621	128,827
Deferred loan fees, net of amortization of $12,240	—	17,135
Utility deposit	25,960	16,100

Total other assets	776,253	260,631

Total Assets	$9,083,163	$8,406,908

Liabilities and Members’ Capital
Current liabilities:
Notes payable	$1,344,000	$—
Current portion of equipment notes payable	302,781	302,781
Accounts payable and accrued expenses	792,509	692,815

Total current liabilities	2,439,290	995,596

Commitments and contingencies (Note 4)
Long-term debt:
Notes payable	—	1,344,000
Equipment notes payable, net of current portion	841,357	992,779

Total long-term debt	841,357	2,336,779

Members’ capital	5,802,516	5,074,533

Total Liabilities and Members’ Capital	$9,083,163	$8,406,908

The accompanying notes are an integral part of these consolidated financial statements.

1

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(Unaudited)

	2012	2011
Revenues	$4,736,908	$2,733,175

Cost of revenues:
Labor	1,877,622	1,035,318
Other costs	2,164,429	1,141,238
Depreciation	596,852	345,142

Total cost of revenues	4,638,903	2,521,698

Gross profit	98,005	211,477

Operating expenses:
Salaries and wages	—	38,383
General and administrative	120,129	206,284
Professional fees	68,450	115,233
Insurance	344,097	107,590
Depreciation	778	—

Total operating expenses	533,454	467,490

Loss from operations	(435,449)	(256,013)

Other expenses:
Interest	73,231	29,597
Loss on disposal of property and equipment	18,306	54,909

Total other expenses	91,537	84,506

Loss before state franchise tax	(526,986)	(340,519)

State franchise tax	12,004	5,101

Net loss	$(538,990)	$(345,620)

The accompanying notes are an integral part of these consolidated financial statements.

2

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2012 AND 2011

(Unaudited)

	2012	2011
Cash flows from operating activities:
Net loss	$(538,990)	$(345,620)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	597,630	345,142
Allocated and direct expenses from affiliate	115,079	—
Loss on disposal of property and equipment	18,306	54,909
Other	(27)	—
Changes in operating assets and liabilities:
Accounts receivable	(696,155)	(609,187)
Prepaid expenses, primarily insurance and fuel	74,868	(25,936)
Utility deposit	(9,860)	—
Accounts payable and accrued expenses	99,694	358,744

Net cash used in operating activities	(339,455)	(221,948)

Cash flows from investing activities:
Proceeds from sale of property and equipment	88,722	46,000
Purchase of property and equipment	(938,927)	(279,084)

Net cash used in investing activities	(850,205)	(233,084)

Cash flows from financing activities:
Members’ contributions	1,267,000	725,000
Advances to affiliates	(670,182)	(105,953)
Payments on equipment notes payable	(119,216)	(109,058)
Commissions and offering costs	—	(98,000)

Net cash provided by financing activities	477,602	411,989

Net decrease in cash	(712,058)	(43,043)
Cash at beginning of period	1,291,505	99,132

Cash at end of period	$579,447	$56,089

Supplemental Cash Flow Disclosures
Interest paid	$73,231	$29,597

Supplemental Disclosures of Non-Cash Investing and Financing Activities
Membership interests issued in exchange for an unsecured receivable	$813,800	$—

Trade in value of property and equipment disposals	$35,000	$—

The accompanying notes are an integral part of these consolidated financial statements.

3

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and business

Frontier Income and Growth, LLC, a Texas limited liability company (the Company), was organized to engage in the oil field services industry, including the transportation and disposal of salt water and other oil field fluids primarily in the Haynesville Shale in East Texas. The Company’s customer base includes national, integrated, and independent oil and gas exploration companies. The Company was organized in January 2009 and is headquartered in Dallas, Texas. The Company is managed by Frontier Asset Management, LLC (Note 5).

The Company purchased the outstanding membership interests of Trinity Disposal & Trucking, LLC (Trinity) effective March 1, 2010 (the Effective Date) for total consideration of $3,000,000 (the Purchase Price). The Purchase Price was paid through the issuance of a $1,000,000 promissory note and a $2,000,000 cash payment. The promissory note was paid during the period ended December 31, 2010. Trinity is in the business of transporting and disposing of salt water and other oil field fluids for operators of oil and gas leases. At June 30, 2012 Trinity has five disposal wells in Harrison County, Texas, two disposal wells in Panola County, Texas and one disposal well in Marion County, Texas and twenty trucks and trailers.

The Company’s purchase of Trinity has been accounted for as a business combination in accordance with Accounting Standards Codification (ASC) Topic 805, Business Combinations. The Company was deemed to be the acquirer and Trinity was deemed to be the acquiree. In accordance with ASC Topic 805, the assets of Trinity were recorded at cost, which the Company believes approximates fair value, and the results of operations and cash flows are reflected in the accompanying consolidated financial statements subsequent to the Effective Date.

During the third quarter of the previous year, the Company accepted a subscription agreement from Frontier Oilfield Services, Inc. (Frontier; formerly TBX Resources, Inc.) to purchase a 51% interest in the Company. As of June 30, 2012, Frontier has contributed $3,877,000 in cash and $1,203,800 in the form of an unsecured receivable in exchange for a 51% interest in the Company (Note 5 and 6).

Principles of consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Trinity. All significant intercompany transactions, accounts and balances have been eliminated in consolidation.

Basis Of Presentation

The consolidated financial statements included herein have been prepared by the Company, without audit. Information and footnote disclosures included in financial statements are prepared in accordance with U.S. generally accepted accounting principles. In the opinion of management, all adjustments (which include normal recurring accruals) necessary to present fairly the financial position and results of operations for the periods presented have been made. The results for interim periods are not necessarily indicative of trends or of results to be expected for the full year.

4

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Management estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Cash

For purposes of the consolidated statements of cash flows, cash includes demand deposits, time deposits, certificates of deposit and short-term liquid investments with original maturities of three months or less when purchased. The Company maintains deposits in two financial institutions. The Federal Deposit Insurance Corporation provides coverage for interest bearing accounts of up to $250,000 and unlimited coverage for non-interest bearing transaction accounts through December 31, 2012. At June 30, 2012 none of the Company’s cash was in excess of federally insured limits.

Accounts receivable

The Company performs periodic credit evaluations of its customers’ financial condition and extends credit to virtually all of its customers on an uncollateralized basis. Credit losses to date have been insignificant and within management’s expectations. The Company provides an allowance for doubtful accounts that is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal accounts receivable are due 30 days after the issuance of the invoice. Receivables past due more than 60 days are considered delinquent. Delinquent receivables are evaluated for collectability based on individual credit evaluation and specific circumstances of the customer. At June 30, 2012, the Company had not identified any significant customer balances which it believes are uncollectible.

Property and equipment

The Company’s property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets for financial reporting purposes. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are charged or credited to income in the respective period. The estimated useful lives are as follows:

Asset Description	Estimated Useful Life
Trucks and equipment	3-5 years
Disposal wells	3-5 years
Buildings	7-10 years

During the periods ended June 30, 2012 and 2011, the Company disposed of property and equipment with a cost of $209,624 and $136,270, respectively, and accumulated depreciation of $77,171 and $35,361, respectively. The Company received total proceeds of $123,722 and $46,000, respectively, and recognized a loss of $18,306 and $54,909, respectively, in the accompanying consolidated statements of operations.

5

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Commissions and offering costs

In connection with the Company’s capital raising activities during the periods ended June 30, 2012 and 2011, the Company incurred $0 and $98,000, respectively, in commissions paid to brokers. These costs have been accounted for as a reduction of members’ capital in the accompanying consolidated financial statements.

Revenue recognition

The Company recognizes revenues when services are rendered, field tickets are signed and received, and when payment is determinable and reasonably assured. The Company extends unsecured credit to its customers for amounts invoiced.

Income taxes

The Company is organized as a limited liability company under the provisions of the Internal Revenue Code of 1986 as amended. Accordingly, the consolidated financial statements do not include a provision for income taxes because the Company does not incur income tax liabilities. Instead, its earnings and losses are included in the Members’ income tax returns and are taxed based on the respective Member’s income tax rate.

The Company is subject to the Texas Franchise Tax. There was no outstanding liability for franchise taxes as of June 30, 2012.

Fair value measurements

ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles, and requires certain disclosures about fair value measurements. In general, fair values of financial instruments are based upon quoted market prices, where available. If such quoted market prices are not available, fair value is based upon internally developed models that primarily use, as inputs, observable market-based parameters. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments may include amounts to reflect counterparty credit quality and the customer’s creditworthiness, among other things, as well as unobservable parameters. Any such valuation adjustments are applied consistently over time.

Fair value of financial instruments

In accordance with the reporting requirements of ASC Topic 825, Financial Instruments, the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this standard and includes this additional information in the notes to the consolidated financial statements when the fair value is different than the carrying value of those financial instruments The estimated fair value of cash, accounts receivable and accounts payable and accrued expenses approximate their carrying amounts due to the short maturity of these instruments. The carrying value of the Company’s long-term debt also approximates fair value since these instruments bear a market rate of interest. None of these instruments are held for trading purposes.

6

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Long-lived assets

The Company periodically reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be realizable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount. At June 30, 2012, the Company had not identified any such impairment.

Asset retirement obligations

ASC Topic 410, Asset Retirement and Environmental Obligations, requires companies to recognize a liability for an asset retirement obligation (ARO) at fair value in the period in which the obligation is incurred, if a reasonable estimate of fair value can be made. This obligation relates to the future costs of plugging and abandoning the Company’s salt water disposal wells, the removal of equipment and facilities, and returning such land to its original condition.

The Company has not recorded an ARO for the future estimated reclamation costs associated with the operation of the Company’s eight salt water disposal wells. The Company is not able to determine the estimated life of its wells and is unable to determine a reasonable estimate of the fair value associated with this liability. The Company believes that any such liability would not be material to the consolidated financial statements taken as a whole.

Recent accounting pronouncements

During the six months ended June 30, 2012 and the year ended December 31, 2011, there were several new accounting pronouncements issued by the FASB. Each of these pronouncements, as applicable, has been or will be adopted by the Company. Management does not believe the adoption of any of these accounting pronouncements has had or will have a material impact on the Company’s financial position or operating results. The Company will monitor these emerging issues to assess any potential future impact on its financial statements.

2. SIGNIFICANT CONCENTRATIONS

Significant customers

At June 30, 2012 and 2011 and for each of the periods then ended, the Company had the following customer concentrations.

	Percentage of		Percentage of
	Revenues		Accounts Receivable
	2012	2011	2012	2011
Customer A	33%	23%	23%	23%
Customer B	23%	23%	22%	20%
Customer C	*	13%	*	10%
Customer D	*	*	*	10%

* = less than 10%

7

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

3. LONG-TERM DEBT

Equipment notes payable

The Company’s equipment notes payable consist of ten installment notes for ten trucks used in the Company’s operations. At June 30, 2012, the notes have annual interest rates of 7.87% and 7.25%, require monthly minimum principal payments of $12,721 and $12,516, and mature during December 2014 and January 2015. The Company’s notes payable are collateralized by the truck purchased with the respective note payable (Note 6).

The equipment notes payable included a deferred interest component of $257,655 which was added to the principal balance of the notes by the lender. The deferred interest is being amortized on a straight-line basis over the term of the notes.

Notes payable

The Company’s notes payable consists of two revolving term notes with variable interest rates equal to the prime rate plus 1% with a minimum interest rate of 5%. At June 30, 2012 the annual interest rate was 6%. The notes require monthly interest only payments. The notes are secured by all of the Company’s assets. The term notes mature on January 13, 2013, at which time the outstanding principal balance of the notes will be due (Note 6). The Company is required, among other things, to maintain a current ratio of not less than 1.0 to 1.0, maintain a debt to adjusted tangible net worth ratio of 2.0 to 1.0 and maintain an interest coverage ratio of 3.50 to 1.0 or 1.25 to 1.0 based the Company’s quarterly borrowing base reduction calculation. At June 30, 2012 the Company was not in compliance with the interest coverage ratio covenant.

Future maturities of the Company’s long-term debt as of June 30, 2012, are as follows:

Periods Ending June 30,	Amount
2013	$1,646,781
2014	302,781
2015	538,576

$2,488,138

4. COMMITMENTS AND CONTINGENCIES

At the date the Company purchased Trinity (Note 1) the previous owner informed the Company’s management that two of the disposal wells were not functioning and the permitted disposal well locations had certain landowner disputes. Under the terms of the Amended Purchase Agreement, at the option of the Company, the previous owner is to provide either a proportionate reduction of the promissory note issued in connection with the acquisition or provide similar assets to replace the assets in dispute. The Company believes that it may be possible to repair these wells, but does not have an estimate of the time within which the repairs will be completed but anticipates beginning this process during the fourth

8

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Quarter of 2012. If the efforts to repair the wells are not successful, the Company may seek compensation from the prior owner of Trinity pursuant to the Amended Purchase Agreement. The Company may also accept other assets of equal value from the former owner. The Company issued a demand letter to the former owner during February 2011 and is currently attempting to resolve the issues with the former owner.

5. RELATED PARTY TRANSACTIONS

Frontier Oilfield Services, Inc.

The Company conducts substantial transactions with Frontier Oilfield Services, Inc. These related party transactions have a significant impact on the financial condition and operations of the Company. If these transactions were conducted with third parties, the financial condition and operations of the Company could be materially different from reported results.

During the period ended June 30, 2012, the Company made cash advances of $670,182 and non-cash advances of $813,800. The Company received non-cash repayments of $115,079 for expenses charged by Frontier for professional, administrative and office services. These costs are included within general and administrative and professional fees on the accompanying statements of operations. At June 30, 2012, $653,672 was due from Frontier and is included in advances to affiliates on the accompanying consolidated balance sheets. Frontier is the Company’s largest single member (Note 1 and 6) and is controlled by a managing member of the Company.

Additionally, the Company has recorded a receivable of $813,800 for membership interests in the Company which were sold to Frontier which has not yet been collected through June 30, 2012. In accordance with ASC 505, Equity, this receivable has been included as a reduction of members’ capital in the accompanying consolidated balance sheet at June 30, 2012.

Frontier Asset Management

During the period ended June 30, 2012, the Company advanced $260 to Frontier Asset Management (FAM). At June 30, 2012 the balance due is $260 and is included in accounts receivable on the accompanying balance sheets

Gulftex Operating

The Company paid Gulftex a total of $0 and $60,000 for administrative and office services during the periods ended June 30, 2012 and 2011. These costs are included within professional fees on the accompanying consolidated statements of operations. During the period ended June 30, 2011, Gulftex charged the Company a monthly fee of $10,000 for office and administrative services. There was no formal agreement between the Company and Gulftex for this arrangement that was terminated on August 31, 2011. Gulftex is owned by one of the managing directors of Frontier (Note 1).

9

FRONTIER INCOME AND GROWTH, LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

6. SUBSEQUENT EVENTS:

On July 23, 2012, Frontier and its subsidiaries (including the Company) executed a new credit agreement with Capital ONE Leverage Finance Corp. and paid-off the Company’s existing notes payable and equipment financing loans. The credit agreement with Capital ONE Leverage Finance Corp. provides for funding through a revolving loan and a term loan subject to the Credit Agreement. The loans have a maturity date of July 23, 2017 and provide for variable interest payments calculated by applying a base rate plus a margin of 1.5% to 3.25% depending on the loan and interest rate elected by the borrower. In addition, Frontier and its subsidiaries (including the Company) entered into a term loan with ICON Investments, Inc. which provided immediate funding in the amount of $5,000,000 that was used by Frontier to fund a portion of the cash consideration paid for the acquisition of an oilfield service company. The note has a fixed interest rate of 14% per annum with a stated maturity date of February 1, 2018.